May 2-3, 2022 Gulf South Bank Conference

Certain matters in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions and are generally identified by use of the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would," and "could." Forward- looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions, and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements. In addition to results presented in accordance with GAAP, this document contains certain non-GAAP financial measures, which include: tangible book value; tangible book value per share, and the tangible equity to tangible assets ratio. Management has presented the non- GAAP financial measures in this document because it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non-GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies. Forward Looking Statements Non-GAAP Disclosure 2

HomeTrust Bancshares, Inc. Overview


AMERICA'S
BEST
BANKS
2022
Newsweek
BAUERFINANCIAL
5 STARS

$3.5B Assets	NASDAQ: **HTBI**	Headquarters: **Asheville, NC**
$2.7B/$3.1B Loans/Deposits	Founded: **1926**	Locations: **32**
128% Price to TBV	Employees: **504**	Market Cap: **$472M**
15,978,262 Outstanding Shares	TTM Average Daily Volume: **50,774**	Shares Repurchased: **9,444,054**

Franchise Highlights

- North Carolina ranked #2 on CNBC's 2021 annual list of America's Top States for Business
- Converted to stock form in July 2012 raising $211.6 million
- Experienced management team with extensive local market knowledge and M&A history
- Voted "Best Small Bank in North Carolina" by Newsweek for two consecutive years (2020 & 2021)

Lines of Business

Commercial
Commercial Real Estate
Commercial & Industrial
Middle Market Banking
Equipment & Municipal Finance
Treasury Management Services

Small Business Banking
Business Banking
Business Banking Centers
SBA Lending

Consumer Banking
Retail Banking Market Teams
Consumer Banking
Mortgage Banking
Investment Services
Professional Banking

Wholesale Lending
HELOCs Originated for Sale
Indirect Auto
FinTech Partnerships

- Financial data as of March 31, 2022
- Market data as of March 31, 2022
- Shares repurchased from February 19, 2013 to March 31, 2022

3

4 Footprint in attractive metro markets experiencing growth rates above the national average (See Pages 9-10) Successful transition from a mutual/thrift to a commercial bank (See Pages 6-7 & 11-14) • Expansion of lines of business, adding further diversity to our loan portfolio • Strong experienced team of revenue producers • Attractive core deposit mix and cost Continued investments in technology to drive growth and improve the digital customer experience (See Pages 7 & 15-16) • Recent core banking system conversion to improve capabilities, including the ability to quickly integrate future FinTech partners (3rd partner recently approved) • Investing in a technology platform to enhance our small business digital capabilities Transformation efforts are driving improvements in profitability and our capital position (See Pages 5, 18-22, & 25) • Significant improvement in net interest margin over last five quarters • Proven ability to generate noninterest income • Strong capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 17) $ Key Investment Highlights

5 Repayment of Long-Term Borrowings • $475 million in long-term debt retired in March and June 2021 • Estimated 3.6 year earn back of the $22.7 million prepayment penalty • $5.7 million in estimated annual interest expense reductions Branch Closures • On September 16, 2021, closed nine branches in NC, TN, and VA representing 22% of total branch network • $3.2 million in estimated annual expense reductions SBA Loans In-House Servicing • On July 1, 2021, transitioned from loan service provider to full back-room operations in-house • Additional $1.2 million of estimated annual SBA loan gain on sale and servicing income, net of expenses Expected Future Annual Financial Impact • Increase in pre-tax income of $10.1 million • Increase in ROA of 20 bps • Increase in ROE of 200 bps • Increase in Diluted EPS of $0.47 Profitability Improvements & Balance Sheet Restructuring

6 Greenville, SC (2013) Tri-Cities and Knoxville, TN (2014) Charlotte, NC (2014) Roanoke, VA (2014) Raleigh, NC (2015) Re-engineered of CML LOB (2014) Introduced Indirect Auto (2014) Re-engineered Mtg LOB (2016) Re-engineered Treasury Mgmt (2016) Introduced SBA and Equipment Finance (2018) Introduced Symmetry (HELOCs) and Business Banking (2019) High Performing Peer Funding Levels Increase Fee Income Deposit Verticals Pilot Deposit BDOs Business Banking Micro Business Lending Engaged Employees FinTech Partnerships Optimizing Processes Automation Maturing Lines of Business Expand Digital Channels Phase 1 Geographic Expansion 2013 - 2015 Phase 2 Line of Business Expansion 2014 - 2020 Phase 3 Deposit Growth 2021 - 2024 Phase 4 Business Transformation 2022 - 2024 Business Transformation: Phases of Progress

Line of Business Expansion

2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022

Stock Conversion
July – Converted from mutual to stock form with focus on commercial banking

New Commercial Origination Process
December – Re-engineered and implemented new commercial process and recruited experienced bankers in new metro markets

SBA Lending
September – Launched line of business

Mortgage Banking
Since FY 2017 – Started building out group by adding 13 loan officers over the past 5+ years

Equipment Finance
February – Launched line of business

First FinTech Partnership – HELOCs Originated for Sale
December – Launched line of business

Core System Conversion
February – Converted to open architecture digital banking platform

Consumer Banking
New line of business consolidating Retail, Mortgage and Branch Operations

Business Banking
New line of business consolidating Business Bankers, Business Banking Branches and Investment Services

Additional FinTech Partnerships
March – Purchased first C&I loan, consumer lending partnership in the works

Digital Banking
In-process – Online small business loan and deposit account opening

<u>Pre-Stock Conversion</u>

Retail / Consumer – Limited Offerings

Mortgage – Old S&L Model

Commercial – Very Limited Capabilities

7

8 High Performance Deposit Growth Maturing Lines of Business Business Transformation Engaged Employees Enterprise Risk Management Franchise and Line of Business Investments Our Results Our Business Objectives Our Foundation Pyramid of Success

Geographic Expansion 9

* S&P Global Market Intelligence for MSA Demographics (growth projected for 2022 to 2027), National Averages: 3.2% Projected Population Growth, 12.1% Projected Household Income Growth, and $72,465 Median Household Income 10 State Market Projected Population Growth* Projected Household Income Growth* 2022 Median Household Income* North Carolina Asheville 2.8% 11.9% $62,620 Charlotte 4.5% 12.7% $73,183 Raleigh 5.1% 12.3% $88,249 South Carolina Greenville 3.5% 11.2% $64,881 East Tennessee Knoxville 4.7% 10.9% $63,016 Tri-Cities 3.2% 12.4% $50,809 Virginia Roanoke 2.3% 10.2% $65,639 Blue cells reflect markets higher than national averages Geographic Expansion: Attractive Metro Markets

11 “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Hybrid Branch Strategy Business Banking Centers Charlotte Greenville Knoxville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking

• Excludes PPP loans 12 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 Commercial RE (NOO) Commercial RE (OO) Construction and Development Equipment Finance Other Commercial 1-4 Family HELOCs and Other Consumer 2016 2017 2018 2019 2020 2021 2022 (Dollars in thousands, by fiscal year) Total Loan Composition: 2016 - $1,763,113 2017 - $2,254,325 2018 - $2,416,885 2019 - $2,601,941 2020 - $2,598,685 2021 - $2,694,295 2022 - $2,696,782 Loan Portfolio Transformation: Transition to a Commercial Bank

13 (Dollars in thousands, as of March 31, 2022) $- $20,000 $40,000 $60,000 $80,000 $100,000 Equipment Finance (“EF”) Composition Portfolios to Highlight: Non-Owner Occupied CRE & Equipment Finance 51%49% EF Southeast Footprint Outside Southeast Southeast 73% 27% EF National Footprint East of Mississippi West of Mississippi $- $50,000 $100,000 $150,000 Non-Owner Occupied CRE Composition

• Deposit balances as of fiscal year end; Cost of deposits are averages for the fiscal year 14 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2018 2019 2020 2021 2022 Avg. Cost of Deposits $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 Time Deposits Money Market/Savings Checking Accounts Deposit Portfolio 2018 2019 2020 2021 2022 (Dollars in thousands) Total Deposit Composition: 2018 - $2,196,253 2019 - $2,327,258 2020 - $2,785,756 2021 - $2,955,541 2022 - $3,059,157 Move Towards Core Deposits

• The Zelle offering was launched during the quarter ended September 30, 2020 • Digital Banking Transfers includes both mobile and online banking 15 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 $45,000 $120,000 $195,000 $270,000 $345,000 March '20 March '21 March '22 Digital Banking Transfers Volume ($) Transactions (Dollars in thousands, single month activity) Digital Customer Experience 800,000 900,000 1,000,000 1,100,000 1,200,000 1,300,000 1,400,000 1,500,000 $15,000 $30,000 $45,000 $60,000 $75,000 March '20 March '21 March '22 Debit Card Volume ($) Transactions 3,000 3,200 3,400 3,600 3,800 4,000 $15,000 $30,000 $45,000 $60,000 $75,000 March '20 March '21 March '22 Remote Capture Volume ($) Transactions - 15,000 30,000 45,000 $- $5,000 $10,000 $15,000 $20,000 March '20 March '21 March '22 Bill Payment Volume ($) Transactions - 15,000 30,000 45,000 60,000 75,000 $- $4,000 $8,000 $12,000 March '20 March '21 March '22 ATM Volume ($) Transactions 4,000 6,000 8,000 10,000 $- $1,000 $2,000 $3,000 $4,000 $5,000 March '20 March '21 March '22 Mobile Deposit Volume ($) Transactions - 1,000 2,000 3,000 4,000 5,000 $- $500 $1,000 $1,500 $2,000 March '20 March '21 March '22 Digital Payment with Zelle Volume ($) Transactions

16 • Core banking system (2020 conversion) intentionally selected for its open architecture to quickly integrate future FinTech partnerships • Integrated 2nd FinTech partner in March 2022 focused on small business lending • 3rd FinTech partner focused on consumer lending was recently approved • Integrated Blend mortgage platform in September 2021 • Offers an advanced digital option, allowing customers to complete applications on any mobile device • Immediate efficiencies in documentation gathering and verification processes • Within six months will be launching a technology platform to enhance the small business digital experience including: • Online deposit account opening • Fully-automated SBA 7(a) express lending • Online and in-branch loan origination for LOC and small dollar loans Digital Customer Experience (Continued)

* Includes $6 million charge-off for one commercial relationship. Excluding that charge-off, the Bank had net recoveries of $669,000. ** Reflects the adoption of CECL on July 1, 2020. 17 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2018 2019* 2020 2021 3/31/22 Net Charge-Offs (“NCO”) and NCO to Average Loans Net Charge-Offs (Recoveries) NCO/Avg. Loans 0.00% 0.50% 1.00% 1.50% $- $10,000 $20,000 $30,000 $40,000 2018 2019 2020 2021** 3/31/22 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 2018 2019 2020 2021 3/31/22 Nonperforming Assets to Total Assets 0% 100% 200% 300% 400% 500% 600% 2018 2019 2020 2021** 3/31/22 ACL to Nonperforming Loans (Coverage Ratio) (Dollars in thousands, by fiscal year) Strong Asset Quality and Credit Discipline

18 0% 2% 4% 6% 8% 10% 12% 14% 2018 2019 2020 2021 3/31/22 Common Equity Tier I Capital (to Risk-Weighted Assets) CET I Capital Minimum to Be Well Capitalized (Dollars in thousands, by fiscal year) 0% 2% 4% 6% 8% 10% 12% 14% 2018 2019 2020 2021 3/31/22 Tier I Capital (to Total Adjusted Assets) Tier I Capital Minimum to Be Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 2018 2019 2020 2021 3/31/22 Tier I Capital (to Risk-Weighted Assets) Tier I Capital Minimum to Be Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 2018 2019 2020 2021 3/31/22 Total Risk-Based Capital (to Risk-Weighted Assets) Risk Based Capital Minimum to Be Well Capitalized Strong Capital Position to Support Continued Growth

• 11th Buyback was approved on February 28, 2022 • First dividend declared November 2018 19 Stock Buybacks Buybacks Total Buybacks as a % of O/S Shares as of 2/19/13 Number of Shares Total Cost ($) Average Cost Per Share ($) Total repurchased through March 2022 43.6% 9,444,054 $192,556,000 $20.39 Shares remaining to be repurchased under most recent buyback plan 653,835 419,931 shares repurchased during the quarter ended 3/31/22 at an average price of $30.76 Total repurchased and authorized 10,097,889 0% 5% 10% 15% 20% 25% 30% 35% $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 2019 2020 2021 2022 Annualized Cash Dividends Dividend Dividend Payout Ratio (By fiscal year) 0% 20% 40% 60% 80% 100% 120% 140% 160% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 2018 2019 2020 2021 3/31/22 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book Capital Strategy

20 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $- $10,000 $20,000 $30,000 $40,000 $50,000 2018 2019 2020 2021 2022 Annualized Adjusted Earnings Performance Adjusted Net Income Adjusted Diluted EPS 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2018 2019 2020 2021 2022 Annualized Adjusted Return on Assets (Dollars in thousands, by fiscal year) December 31, 2021 Change in Interest Rates in Basis Points Present Value Equity PVE Ratio (%)Amount ($) Change ($) Change (%) + 400 867,809 169,688 24 26 + 300 839,650 141,528 20 25 + 200 803,997 105,875 15 24 + 100 756,622 58,501 8 22 Base 698,121 - - 20 - 100 576,576 (121,546) -17 16 65% 67% 69% 71% 73% 75% 2018 2019 2020 2021 3/31/22 Adjusted Efficiency Ratio Improvement in Profitability Metrics See Non-GAAP Disclosure Appendix

21 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2018 2019 2020 2021 2022 Annualized Noninterest Income Noninterest Income % of Total Assets Service charges on deposits Loan income and fees Gain on sale of loans held for sale BOLI income Operating lease income Other $- $5,000 $10,000 $15,000 $20,000 Noninterest Income Composition 2018 2019 2020 2021 2022 Annualized (Dollars in thousands, by fiscal year) Growth in Noninterest Income

22 • Mortgage Banking – 1-4 family and jumbo loans for sale • Began selling pools of jumbo mortgages in FY 2022 • Sold $406.5 million, $204.0 million, and $204.1 million in loans over fiscal years 2020, 2021 and 2022 (3 quarters) • HELOCs Originated for Sale • Loans originated in HTB’s name, sourced through a third party FinTech • Sold $71.1 million, $110.8 million and $97.2 million in loans over fiscal years 2020, 2021 and 2022 (3 quarters) • SBA Lending – origination of SBA 7(a) and USDA B&I loans, selling the guaranteed portion • Sold $38.1 million, $66.1 million and $43.5 million in loans (guaranteed portion) over fiscal years 2020, 2021 and 2022 (3 quarters) • Brought servicing in-house on July 1, 2021, which is expected to increase annual pre-tax income by $1.2 million. • Indirect auto loans originated for sale • Loans originated in HTB’s name, sourced through third parties • Sold first loan pool in FY 2022 totaling $11.5 million (Dollars in thousands, by fiscal year) Growth in Noninterest Income: Gain on Sale of Loans Held for Sale $- $3,000 $6,000 $9,000 $12,000 Mortgage Banking HELOCs SBA Lending Indirect Auto Loans Gain on Sale of Loans Held for Sale 2018 2019 2020 2021 2022 Annualized

Dana Stonestreet Chairman and CEO dana.stonestreet@htb.com Hunter Westbrook President and Chief Operating Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer / Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 23

24 (Dollars in thousands, except per share amounts) Earnings (GAAP) 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Net income 8,023$ 11,078$ 10,527$ (7,408)$ 7,869$ Earnings per share (EPS) - diluted 0.51$ 0.68$ 0.65$ (0.46)$ 0.48$ Return on assets (ROA) 0.92% 1.24% 1.20% (0.81%) 0.84% Net interest margin (tax-equivalent) 3.39% 3.33% 3.41% 3.10% 3.02% Noninterest income 8,947$ 10,180$ 10,352$ 11,160$ 10,678$ Organic Loan Growth Net Loan Growth 1 : $ Growth 23,637$ 1,538$ 9,713$ 76,664$ 11,799$ % Growth (annualized) 3.57% 0.23% 1.47% 11.93% 1.84% Loan Originations: Commercial portfolio 206,082$ 201,509$ 217,923$ 273,585$ 234,592$ Retail portfolio 91,161 68,925 86,268 109,867 91,152 Loans originated for sale 98,415 136,875 152,772 171,816 163,144 Total Originations 395,658$ 407,309$ 456,963$ 555,268$ 488,888$ Asset Quality Total assets $3,541,785 3,502,819$ 3,481,360$ 3,524,723$ 3,648,613$ Nonperforming assets to total assets 0.16% 0.18% 0.19% 0.36% 0.37% Classified assets to total assets 0.61% 0.65% 0.65% 0.76% 0.76% Quarter Ended Appendix – Quarterly Highlights 1. Excludes PPP loans and purchased HELOCs

25 3.02% 3.10% 3.41% 3.33% 3.39% 2.82% 2.96% 3.30% 3.25% 3.33% 2.60% 2.85% 3.10% 3.35% Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Net Interest Margin Reported Core • Core net interest margin excludes accretion income and PPP and other loan fees Appendix – Qtrly Net Interest Margin

26 Set forth below is a reconciliation to GAAP of our efficiency ratio: Set forth below is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: Nine Months Ended (Dollars in thousands) 3/31/2022 6/30/2021 6/30/2020 6/30/2019 6/30/2018 Noninterest expense 77,725$ 131,182$ 97,129$ 90,134$ 85,331$ Less: branch clsoure and restructuring expenses - 1,513 - - - Less: prepayment penalties on borrowings - 22,690 - - - Noninterest expense - adjusted 77,725$ 106,979$ 97,129$ 90,134$ 85,331$ Net interest income 81,915$ 103,322$ 104,104$ 106,831$ 101,330$ Plus: noninterest income 29,480 39,821 30,332 22,940 18,972 Plus: tax equivalent adjustment 937 1,267 1,190 1,173 1,559 Less: gain from sale of premises and equipment - - - - 164 Net interest income plus noninterest income - adjusted 112,332$ 144,410$ 135,626$ 130,944$ 121,697$ Efficiency ratio 69.77% 91.64% 72.25% 69.46% 70.93% Efficiency ratio - adjusted 69.19% 74.08% 71.62% 68.83% 70.12% As of (Dollars in thousands) 3/31/2022 6/30/2021 6/30/2020 6/30/2019 6/30/2018 Total stockholder's equity 395,131$ 396,519$ 408,263$ 408,896$ 409,242$ Less: goodwill, core deposit intangibles, net of taxes 25,742 25,902 26,468 27,562 29,125 Tangible book value 369,389$ 370,617$ 381,795$ 381,334$ 380,117$ Common shares outstanding 15,978,262 16,636,483 17,021,357 17,984,105 19,041,668 Tangible book value per share 23.12$ 22.28$ 22.43$ 21.20$ 19.96$ Book value per share 24.73$ 23.83$ 23.99$ 22.74$ 21.49$ HomeTrust Bancshares, Inc. share price 29.53$ 27.90$ 16.00$ 25.14$ 28.15$ Price to tangible book value 127.7% 125.2% 71.3% 118.6% 141.0% As of Appendix – Non-GAAP Reconciliation

27 Set forth below is a reconciliation to GAAP net income, EPS, ROA, and ROE as adjusted to exclude certain state tax expense, adjustments for the change in federal tax law, gain on sale of premises and equipment, branch closure and restructuring expenses, and prepayment penalties on borrowings: In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC. Appendix – Non-GAAP Reconciliation (Continued) Nine Months Ended (Dollars in thousands) 3/31/2022 6/30/2021 6/30/2020 6/30/2019 6/30/2018 State tax expense adjustment - - - - (142) Change in federal tax law adjustment - - - (325) 17,908 Gain on sale of premises and equipment - - - - (164) Branch closure and restructuring expenses - 1,513 - - - Prepayment penalty on borrowings - 22,690 - - - Total adjustments - 24,203 - (325) 17,602 Tax effect - 5,688 - - (49) Total adjustments, net of tax - 18,515 - (325) 17,651 Net income (GAAP) 29,628 15,675 22,783 27,146 8,235 Adjusted net income (non-GAAP) 29,628$ 34,190$ 22,783$ 26,821$ 25,886$ Average shares outstanding - basic 16,139,059 16,078,066 16,729,056 17,692,493 18,028,854 Average shares outstanding - diluted 16,339,130 16,495,115 17,292,239 18,393,184 18,726,431 Basic EPS (GAAP) 1.87$ 0.96$ 1.34$ 1.52$ 0.45$ Non-GAAP adjustment - 1.15 - - 0.99 Adjusted basic EPS (non-GAAP) 1.87$ 2.11$ 1.34$ 1.52$ 1.44$ Diluted EPS (GAAP) 1.84$ 0.94$ 1.30$ 1.46$ 0.44$ Non-GAAP adjustment - 1.12 - - 0.94 Adjusted diluted EPS (non-GAAP) 1.84$ 2.06$ 1.30$ 1.46$ 1.38$ Average assets 3,527,503$ 3,698,394$ 3,591,076$ 3,396,896$ 3,243,661$ Average equity 398,271$ 403,510$ 411,447$ 409,820$ 402,605$ ROA (GAAP) 1.12% 0.42% 0.63% 0.80% 0.25% Non-GAAP adjustment 0.00% 0.50% 0.00% -0.01% 0.55% Adjusted ROA (non-GAAP) 1.12% 0.92% 0.63% 0.79% 0.80% ROE (GAAP) 9.91% 3.88% 5.54% 6.62% 2.05% Non-GAAP adjustment 0.00% 4.59% 0.00% -0.08% 4.38% Adjusted ROE (non-GAAP) 9.91% 8.47% 5.54% 6.54% 6.43% As of